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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 1, 2014, included in the proxy statement/prospectus of International Game Technology that is made a part of the Amendment No. 5 to the Registration Statement on Form F-4 (No. 333-199096) of Georgia Worldwide PLC dated January 2, 2015.

/s/ RECONTA ERNST & YOUNG S.P.A.

Rome, Italy
December 31, 2014

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm